EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Crexendo, Inc. (the Company) Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Ronald Vincent, Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2016	/s/ RONALD VINCENT
Ronald Vincent
Chief Financial Officer